Exhibit 4.8

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

May 2, 2024

To each of the stockholders of

Grupo Aeroméxico, S.A.B. DE C.V. (the “Company”)

set forth on the Signature Pages hereto

Re:	Registration Rights Agreement

Reference is made to that registration rights agreement, dated March 17, 2022 (as amended prior to the date hereof, the “Agreement”), among the Company and certain of its stockholders. Capitalized terms used but not defined herein have the meaning given to them in the Agreement.

The Company and each of the undersigned, who collectively hold 60% or more of the Registrable Securities, hereby agree to modify Section 2(b)(i) of the Agreement as follows:

Notwithstanding anything in the Agreement to the contrary, in connection with an underwritten Public Offering (other than an Underwritten Shelf Takedown), the Company shall not be required to provide a Demand Notice to all Holders of Registrable Securities before the public filing with the Commission of a registration statement on Form F-1 or Form F-3, as applicable.

Such notice shall be given by the Company not less than five (5) Business Days and not more than ten (10) Business Days prior to the commencement of marketing efforts (as reasonably determined by the managing underwriter(s)) for such Public Offering, provided that the Company shall use its commercially reasonable efforts to effect, as soon as reasonably practicable, the registration under the Securities Act and under the applicable securities laws and include in the Registration Statement for the Public Offering all Registrable Securities that are New Shares with respect to which the Company has received written requests for inclusion therein within five (5) Business Days of the Company delivering the Demand Notice.

This modification and the Agreement shall be construed collectively, and each reference in the Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring the Agreement shall mean and be a reference to the Agreement subject to this letter agreement.

If you agree with the foregoing, please countersign and return the executed copy to the Company.

Sincerely,

By:	/s/ Ernesto Gomez Pombo
Name: Ernesto Gomez Pombo
Title: General Counsel & Chief Legal Officer

Agreed and accepted as of

the date first written above:

[***]

By:
Name:	[***]
Title:	[***]

Agreed and accepted as of

the date first written above:

[***]

By:
Name:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[

Agreed and accepted as of

the date first written above:

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

Agreed and accepted as of

the date first written above:

[***]
By:	[***]

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[***]
By:	[***]

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

Agreed and accepted as of

the date first written above:

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]